UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

Brookfield Investment Funds

(Exact name of registrant as specified in charter)

Brookfield Place

225 Liberty Street, 35th Floor
New York, New York 10281-1023

(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.

Brookfield Public Securities Group LLC
Brookfield Place

225 Liberty Street, 35th Floor
New York, New York 10281-1023

(Name and address of agent for service)

(855) 777-8001

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a)

Brookfield

Center Coast Brookfield Midstream Focus Fund

Semi-Annual Report

March 31, 2024

IN PROFILE

Brookfield Public Securities Group LLC (the "Firm") is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With approximately $25 billion of assets under management as of March 31, 2024, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC with more than $925 billion of assets under management as of March 31, 2024, an unlimited liability company formed under the laws of British Columbia, Canada ("BAM ULC"). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) ("Brookfield Asset Management"), holds a 25% interest in BAM ULC. For more information, go to https://publicsecurities.brookfield.com.

Center Coast Brookfield Midstream Focus Fund (the "Fund") is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-244-4859 or by sending an e-mail request to the Fund at info@brookfieldoaktree.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-244-4859 or send an email request to info@brookfieldoaktree.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
About Your Fund's Expenses	2
Fund Performance	3
Portfolio Characteristics	6
Schedule of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	15
Joint Notice of Privacy Policy	26

This report is for shareholder information. This is not a Prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Semi-Annual Report for the Center Coast Brookfield Midstream Focus Fund ("the Fund") for the six months ended March 31, 2024 ("the period").

Midstream equities enjoyed positive performance throughout the period. The Alerian Midstream Energy Index and the Alerian MLP Index and rose 17.25% and 19.55%, respectively, during the period. The first quarter of 2024 marked the sixth consecutive quarter of positive returns for the energy midstream sector.

Several key themes drove strong performance in 2023 and into 2024. Most importantly, in our view, was cash flow growth from fundamental tailwinds across natural gas, oil, and natural gas liquids (NGLs) value chains, as well as contractual protections like inflation escalators. The second was healthy balance sheets and sustainable self-funding models, which we believe helped provide insulation from macro volatility. The combination of attractive free cash flow profiles and improved balance sheets helped boost distributions and support income generation for investors.

As we look ahead, we see several key developments with the potential to bolster the fundamental backdrop for energy midstream and support continued performance.

Artificial intelligence (AI) and the rising demand for power to supply data centers will likely be a key driver for natural gas demand. Construction of new data centers could drive a 20% incremental increase in natural gas demand from the power sector through the end of the decade.

Recent decisions by management teams and boards to increase distributions signals confidence in long-term leverage levels and the commitment to return cash to shareholders. While every company will be different, recent distribution increase announcements give us further confidence in continued income growth for the asset class over the medium-term.

Lastly, we are encouraged by recent third-party midstream transactions announced at substantial premiums. In our view, these deals highlight improved corporate governance within the energy infrastructure sector. They also exemplify clear demand for attractive assets and the ability for operators to streamline businesses and extract value.

The midstream sector has gone through a rapid—and at times painful—evolution over the last decade. However, investors have been rewarded with several quarters of positive total returns as a result of these changes. Despite recent performance, we see a long runway for attractive, income-focused total returns, driven by cash flow growth supported by secular tailwinds, improved balance sheets and sound corporate finance models.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com for more information. Thank you for your support.

Sincerely,

Brian F. Hurley
President
Center Coast Brookfield Midstream Focus Fund

Indices are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on March 31, 2024 and subject to change based on subsequent developments.

Must be preceded or accompanied by a Prospectus.

Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.

2024 Semi-Annual Report

ABOUT YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders' reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.

	Annualized Expense Ratio	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period (10/01/23– 03/31/24)(1)
Actual
Class A Shares	1.46%	$1,000.00	$1,173.30	$7.93
Class C Shares	2.21%	1,000.00	1,167.70	11.98
Class I Shares	1.21%	1,000.00	1,173.00	6.57
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.46%	1,000.00	1,017.70	7.36
Class C Shares	2.21%	1,000.00	1,013.95	11.13
Class I Shares	1.21%	1,000.00	1,018.95	6.11

(1)  Expenses are equal to the Fund's annualized expense ratio by class multiplied by the average account value over the period, multiplied by 183/366 (to reflect a six-month period).

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS1

As of March 31, 2024	Six Months†	1 Year	5 Years	10 Years
Class A (Excluding Sales Charge)	17.33%	31.17%	4.48%	1.36%
Class A (Including Sales Charge)	11.77%	25.02%	3.48%	0.87%
Class C (Excluding Sales Charge)	16.77%	30.33%	3.73%	0.61%
Class C (Including Sales Charge)	15.77%	29.33%	3.73%	0.61%
Class I Shares (Legacy Class Y Shares)	17.30%	31.57%	4.77%	1.61%
Alerian Midstream Energy Index	17.25%	24.63%	10.44%	N/A2
Alerian MLP Index	19.55%	38.46%	11.46%	3.05%
S&P 500 Index	23.48%	29.88%	15.05%	12.96%

†  Returns for less than one year are not annualized.

1  All returns shown in USD. Class A, Class C and Class I Shares were incepted on December 31, 2010. Returns for Class I Shares prior to February 5, 2018 reflect the performance of the Predecessor Fund's Institutional Class Shares (defined below). As of the close of business on February 2, 2018, the Fund acquired all of the assets, subject to liabilities, of the Center Coast Midstream Focus Fund (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). As a result of the Reorganization, shareholders of the Predecessor Fund's Class A and Class C Shares received Class A and Class C Shares of the Fund, respectively, and shareholders of the Predecessor Fund's Institutional Class Shares received Class Y Shares of the Fund. In addition, as a result of the Reorganization, the Fund's Class A and Class C Shares adopted the Predecessor Fund's Class A and Class C Shares' performance and accounting history, and the Fund's Class Y Shares adopted the Predecessor Fund's Institutional Class Shares' performance and accounting history. Performance information for the Fund's Class I Shares reflects the performance history of the Predecessor Fund's Institutional Share Class. On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of Center Coast Brookfield Midstream Focus Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). On April 6, 2021, shareholders in the Legacy Class I Shares redeemed all shares. Following the close of business on April 30, 2021, the Fund's Class Y Shares (the "Legacy Class Y Shares") were renamed "Class I Shares" (the "Class I Shares"). The Fund's new Class I Shares adopted the Legacy Class Y Share's performance and accounting history.

2  Data for the Alerian Midstream Energy Index is unavailable prior to its inception date of June 25, 2018.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced. For periods prior to the Reorganization (defined below), performance shown including sales charge reflects the Class A maximum sales charge of 5.75% of the Predecessor Fund (defined below). For periods following the Reorganization, performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. Performance data excluding sales charge does not reflect the deduction of the sales charge and if reflected, the sales charge or fee would reduce the performance quoted. On purchases of Class A Shares, no sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on redemptions made within 18 months of the purchase. If imposed, the CDSC is based on the original cost of the shares redeemed. Class C Shares are subject to a CDSC of 1.00% when redeemed within 12 months of the purchase.

Mutual fund investing involves risk. Principal loss is possible. Investing in Master Limited Partnerships ("MLPs") involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund's investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase volatility. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in

2024 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Fund Performance (Unaudited) (continued)

the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities.

Unlike most other open-end mutual funds, the Fund will be taxable as a regular corporation, or "C" corporation. Consequently, the Fund will accrue and pay federal, state and local income taxes on its taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received. Additionally, on a daily basis the Fund's net asset value per share ("NAV") will include a deferred tax expense (which reduces the Fund's NAV) or asset (which increases the Fund's NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund's deferred tax expense or asset is based on estimates that could vary dramatically from the Fund's actual tax liability/benefit and, therefore, could have a material impact on the Fund's NAV. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations.

Past performance is no guarantee of future results. The Center Coast Brookfield Midstream Focus Fund is managed by Brookfield Public Securities Group LLC.

The Fund is not required to make distributions and in the future could decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate it receives from the MLPs in which it invests. It is expected that a portion of the distributions will be considered tax deferred return of capital (ROC). ROC is tax deferred and reduces the shareholder's cost basis (until the cost basis reaches zero); and when the Fund shares are sold, if the result is a gain, it would then be taxable to the shareholder at the capital gains rate. Any portion of distributions that are not considered ROC are expected to be characterized as qualified dividends for tax purposes. Qualified dividends are taxable in the year received and do not serve to reduce the shareholder's cost basis. The portion of the Fund's distributions that are considered ROC may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions. An investment in the Fund may not receive the same tax advantages as a direct investment in the MLP. Because deferred tax liability is reflected in the daily NAV, the Fund's after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

As of the close of business on February 2, 2018, the Fund acquired all of the assets, subject to liabilities, of the Center Coast Midstream Focus Fund (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). The Fund is a newly created series of Brookfield Investment Funds, which has the same investment objective and substantially similar investment strategies and policies as the Predecessor Fund. As a result of the Reorganization, shareholders of the Predecessor Fund's Class A and Class C Shares received Class A and Class C Shares of the Fund, respectively, and shareholders of the Predecessor Fund's Institutional Class Shares received Class I Shares of the Fund. In addition, as a result of the Reorganization, the Fund's Class A and Class C Shares adopted the Predecessor Fund's Class A and Class C Shares' performance and accounting history, and the Fund's Class I Shares adopted the Predecessor Fund's Institutional Class Shares' performance and accounting history.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). On April 6, 2021, shareholders in the Legacy Class I Shares redeemed all shares. Following the close of business on April 30, 2021, the Fund's Class Y Shares (the "Legacy Class Y Shares") were renamed "Class I Shares" (the "Class I Shares"). The Fund's new Class I Shares adopted the Legacy Class Y Share's performance and accounting history.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Fund Performance (Unaudited) (continued)

The Adviser has contractually agreed to waive and/or reimburse the Fund's expenses through January 28, 2025. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX).

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total return basis (AMZX).

The S&P 500 Index is an equity index of 500 widely held, large-capitalization U.S. companies.

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings as of March 31, 2024.

Total return figures include the reinvestment of dividends and capital gains, and as the Fund is taxable as a "C" corporation performance is net of federal, state and local taxes paid by the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2024 and subject to change based on subsequent developments.

2024 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Portfolio Characteristics (Unaudited)

March 31, 2024

Asset Allocation by Sector	Percent of Total Investments
Master Limited Partnerships
Gathering & Processing	10.0%
Pipeline Transportation | Natural Gas	24.6%
Pipeline Transportation | Petroleum	22.6%
Total Master Limited Partnerships	57.2%
Common Stocks
Gathering & Processing	23.3%
Liquefaction	9.0%
Pipeline Transportation | Natural Gas	6.5%
Pipeline Transportation | Petroleum	2.3%
Renewables/Electric Generation	1.6%
Total Common Stocks	42.7%
Money Market Fund	0.1%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Energy Transfer LP	13.1%
MPLX LP	13.1%
Enterprise Products Partners LP	11.4%
Western Midstream Partners LP	10.0%
Cheniere Energy, Inc.	8.5%
The Williams Companies, Inc.	8.3%
Plains All American Pipeline LP	7.0%
Targa Resources Corp.	6.6%
TC Energy Corp.	4.0%
Hess Midstream LP	2.8%

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Schedule of Investments (Unaudited)

March 31, 2024

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 59.2%
Gathering & Processing – 10.4%
Western Midstream Partners LP	2,818,992	$100,215,166
Pipeline Transportation | Natural Gas – 25.4%
Energy Transfer LP	8,382,781	131,861,145
Enterprise Products Partners LP	3,909,802	114,088,022
Total Pipeline Transportation | Natural Gas		245,949,167
Pipeline Transportation | Petroleum – 23.4%
MPLX LP	3,151,192	130,963,540
NuStar Energy LP	1,087,356	25,302,774
Plains All American Pipeline LP	4,013,060	70,469,334
Total Pipeline Transportation | Petroleum		226,735,648
Total MASTER LIMITED PARTNERSHIPS (Cost $336,358,896)		572,899,981
COMMON STOCKS – 44.2%
Gathering & Processing – 24.1%
AltaGas, Ltd. (a)	860,772	19,013,176
EnLink Midstream LLC	1,461,532	19,935,296
Hess Midstream LP	769,007	27,784,223
Keyera Corp. (a)	385,247	9,923,050
Kinetik Holdings, Inc.	200,000	7,974,000
Targa Resources Corp.	592,348	66,337,053
The Williams Companies, Inc.	2,126,005	82,850,415
Total Gathering & Processing		233,817,213
Liquefaction – 9.3%
Cheniere Energy, Inc.	531,270	85,683,226
Golar LNG, Ltd. (a)	197,858	4,760,463
Total Liquefaction		90,443,689
Pipeline Transportation | Natural Gas – 6.7%
ONEOK, Inc.	313,795	25,156,945
TC Energy Corp. (a)	993,845	39,952,569
Total Pipeline Transportation | Natural Gas		65,109,514
Pipeline Transportation | Petroleum – 2.4%
Pembina Pipeline Corp. (a)	653,995	23,097,456
Renewables/Electric Generation – 1.7%
Atlantica Sustainable Infrastructure PLC (a)	866,245	16,008,208
Total COMMON STOCKS (Cost $302,013,128)		428,476,080

See Notes to Financial Statements.

2024 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Schedule of Investments (Unaudited) (continued)

March 31, 2024

	Shares	Value
MONEY MARKET FUND – 0.1%
First American Treasury Obligations Fund – Class X, 5.22% (b)	1,449,885	$1,449,885
Total MONEY MARKET FUND (Cost $1,449,885)		1,449,885
Total Investments – 103.5% (Cost $639,821,909)		1,002,825,946
Liabilities in Excess of Other Assets – (3.5)%		(33,725,047)
TOTAL NET ASSETS – 100.0%		$969,100,899

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  — Foreign security or a U.S. security of a foreign company.

(b)  — The rate shown represents the seven-day yield as of March 31, 2024.

Abbreviations:

LLC  — Limited Liability Corporation

LP  — Limited Partnership

PLC  — Public Limited Company

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Statement of Assets and Liabilities (Unaudited)

March 31, 2024

Assets:
Investments in securities, at value (cost $639,821,909)	$1,002,825,946
Cash	10,896,930
Receivable for investments sold	9,388,265
Receivable for fund shares sold	585,687
Dividends and interest receivable	548,360
Prepaid expenses	202,242
Total assets	1,024,447,430
Liabilities:
Payable for investments purchased	12,211,071
Payable for fund shares purchased	651,463
Payable for current income taxes (Note 3)	5,608,080
Deferred income taxes (Note 3)	34,342,077
Distribution fees payable	1,031,433
Investment advisory fees payable, net (Note 4)	791,493
Accrued expenses	710,914
Total liabilities	55,346,531
Net Assets	$969,100,899
Composition of Net Assets:
Paid-in capital	2,082,066,219
Accumulated losses	(1,112,965,320)
Net assets applicable to capital shares outstanding	$969,100,899
Net Assets
Class A Shares — Net Assets	$296,565,745
Shares outstanding	56,517,943
Net asset value and redemption price per share	$5.25
Offering price per share based on a maximum sales charge of 4.75%	$5.51
Class C Shares — Net Assets	$107,583,533
Shares outstanding	25,106,853
Net asset value and redemption price per share	$4.29
Class I Shares — Net Assets	$564,951,621
Shares outstanding	102,220,376
Net asset value and redemption price per share	$5.53

See Notes to Financial Statements.

2024 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Statement of Operations (Unaudited)

For the Six Months Ended March 31, 2024

Investment Income:
Dividends and distributions (net of foreign withholding tax of $383,883)	$29,931,189
Interest	84,897
Less return of capital on distributions	(22,587,491)
Total investment income	7,428,595
Expenses:
Investment advisory fees (Note 4)	4,614,051
Distribution fees — Class A	340,921
Distribution fees — Class C	522,206
Transfer agent fees	407,993
Fund accounting and sub-administration fees	244,465
Audit and tax services	92,204
Trustees' fees	81,390
Miscellaneous	57,231
Legal fees	55,732
Reports to shareholders	53,460
Insurance	52,463
Registration fees	35,793
Custodian fees	31,084
Interest expense	6,651
Total operating expenses	6,595,644
Less expenses waived by the investment adviser (Note 4)	(149,514)
Net expenses	6,446,130
Net investment income (before taxes)	982,465
Current income taxes (Note 3)	(3,526,330)
Net investment loss	(2,543,865)
Net realized gain on:
Investments	52,713,816
Foreign currency transactions	3,774
Net realized gain	52,717,590
Net change in unrealized appreciation (depreciation) on:
Investments	106,263,783
Foreign currency translations	(152)
Deferred income taxes (Note 3)	(6,278,802)
Net change in unrealized appreciation	99,984,829
Net realized and unrealized gain	152,702,419
Net increase in net assets resulting from operations	$150,158,554

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2024 (Unaudited)	For the Fiscal Year Ended September 30, 2023
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$(2,543,865)	$697,608
Net realized gain	52,717,590	29,352,665
Net unrealized appreciation	99,984,829	144,656,455
Net increase in net assets resulting from operations	150,158,554	174,706,728
Distributions to Shareholders:
From distributable earnings:
Class A shares	(8,712,979)	(16,319,260)
Class C shares	(4,049,376)	(8,936,556)
Class I shares	(16,552,829)	(31,961,671)
Total distributions	(29,315,184)	(57,217,487)
Capital Share Transactions (Note 6):
Shares issued in the Reorganization (Note 8)	102,926,486	—
Subscriptions	38,961,825	74,853,957
Reinvestment of distributions	27,464,543	53,830,389
Redemptions	(208,908,415)	(236,297,719)
Net decrease in net assets from capital share transactions	(39,555,561)	(107,613,373)
Total increase in net assets	81,287,809	9,875,868
Net Assets:
Beginning of period	887,813,090	877,937,222
End of period	$969,100,899	$887,813,090

See Notes to Financial Statements.

2024 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Financial Highlights

	For the Six Months Ended March 31, 2024	For the Fiscal Year Ended September 30,
Class A	(Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value, beginning of period	$4.62	$4.06	$3.98	$2.48	$5.96	$7.21
Income from Investment Operations:
Net investment income (loss)[1]	(0.01)	0.00[2]	(0.06)	0.06	(0.06)	(0.04)
Return of capital[1]	0.09	0.15	0.14	0.15	0.24	0.46
Net realized and unrealized gain (loss)[1,3]	0.70	0.69	0.26	1.63	(3.11)	(0.99)
Total from investment operations	0.78	0.84	0.34	1.84	(2.93)	(0.57)
Distributions to Shareholders:
From distributable earnings	(0.15)	(0.28)	(0.26)	(0.34)	—	(0.14)
From return of capital	—	—	—	—	(0.55)	(0.54)
Total distributions to shareholders*	(0.15)	(0.28)	(0.26)	(0.34)	(0.55)	(0.68)
Net asset value, end of period	$5.25	$4.62	$4.06	$3.98	$2.48	$5.96
Total investment return†,4	17.33%	21.31%	8.35%	77.31%	(51.51)%	(8.02)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$296,566	$264,983	$234,277	$238,520	$153,189	$362,375
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense[5]	2.27%	2.35%	3.21%	(0.15)%	2.96%	1.47%
Before expense reimbursement/waivers and current tax expense[5]	1.50%	1.54%	1.48%	1.50%	1.50%	1.47%
Expense reimbursement/waivers[5]	(0.04)%	(0.08)%	(0.02)%	(0.04)%	(0.04)%	(0.01)%
Net of expense reimbursement/waivers and before current tax expense[5]	1.46%	1.46%	1.46%	1.46%	1.46%	1.46%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers and current tax expense[5]	0.12%	0.77%	0.31%	0.16%	(0.12)%	(0.62)%
Expense reimbursement/waivers[5]	0.04%	0.08%	0.02%	0.04%	0.04%	0.01%
Net of expense reimbursement/waivers and before current tax expense[5]	0.16%	0.85%	0.33%	0.20%	(0.08)%	(0.61)%
Net income (loss) before current tax expense[5]	0.16%	0.85%	0.33%	0.20%	(0.08)%	(0.61)%
Portfolio turnover rate[4]	30%	47%	61%	48%	80%	57%

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

*  Distributions for annual periods determined in accordance with federal income tax regulations.

1  Per share amounts presented are based on average shares outstanding throughout the period indicated.

2  Amount calculated is less than $0.005 per share.

3  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

4  Not annualized for periods less than one year.

5  Annualized for periods less than one year.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Financial Highlights

	For the Six Months Ended March 31, 2024	For the Fiscal Year Ended September 30,
Class C	(Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value, beginning of period	$3.82	$3.42	$3.41	$2.17	$5.37	$6.61
Income from Investment Operations:
Net investment income (loss)[1]	(0.03)	(0.03)	(0.07)	0.04	(0.07)	(0.08)
Return of capital[1]	0.07	0.12	0.12	0.13	0.22	0.42
Net realized and unrealized gain (loss)[1,2]	0.58	0.59	0.22	1.41	(2.80)	(0.90)
Total from investment operations	0.62	0.68	0.27	1.58	(2.65)	(0.56)
Distributions to Shareholders:
From distributable earnings	(0.15)	(0.28)	(0.26)	(0.34)	—	(0.14)
From return of capital	—	—	—	—	(0.55)	(0.54)
Total distributions to shareholders*	(0.15)	(0.28)	(0.26)	(0.34)	(0.55)	(0.68)
Net asset value, end of period	$4.29	$3.82	$3.42	$3.41	$2.17	$5.37
Total investment return†,3	16.77%	20.60%	7.67%	75.46%	(51.78)%	(8.63)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$107,584	$108,758	$122,758	$160,638	$142,354	$470,088
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense[4]	3.01%	3.07%	3.78%	0.68%	3.50%	2.22%
Before expense reimbursement/waivers and current tax expense[4]	2.25%	2.26%	2.23%	2.25%	2.25%	2.22%
Expense reimbursement/waivers[4]	(0.04)%	(0.05)%	(0.02)%	(0.04)%	(0.04)%	(0.01)%
Net of expense reimbursement/waivers and before current tax expense[4]	2.21%	2.21%	2.21%	2.21%	2.21%	2.21%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers and current tax expense[4]	(0.64)%	0.03%	(0.45)%	(0.45)%	(0.87)%	(1.37)%
Expense reimbursement/waivers[4]	0.04%	0.05%	0.02%	0.04%	0.04%	0.01%
Net of expense reimbursement/waivers and before current tax expense[4]	(0.60)%	0.08%	(0.43)%	(0.41)%	(0.83)%	(1.36)%
Net income (loss) before current tax expense[4]	(0.60)%	0.08%	(0.43)%	(0.41)%	(0.83)%	(1.36)%
Portfolio turnover rate[3]	30%	47%	61%	48%	80%	57%

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

*  Distributions for annual periods determined in accordance with federal income tax regulations.

1  Per share amounts presented are based on average shares outstanding throughout the period indicated.

2  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

3  Not annualized for periods less than one year.

4  Annualized for periods less than one year.

See Notes to Financial Statements.

2024 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Financial Highlights

	For the Six Months Ended March 31, 2024	For the Fiscal Year Ended September 30,
Class I (Note 1)	(Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value, beginning of period	$4.86	$4.24	$4.13	$2.56	$6.12	$7.36
Income from Investment Operations:
Net investment income (loss)[1]	(0.01)	0.01	(0.04)	0.08	(0.04)	(0.02)
Return of capital[1]	0.10	0.15	0.14	0.16	0.25	0.47
Net realized and unrealized gain (loss)[1,2]	0.73	0.74	0.27	1.67	(3.22)	(1.01)
Total from investment operations	0.82	0.90	0.37	1.91	(3.01)	(0.56)
Distributions to Shareholders:
From distributable earnings	(0.15)	(0.28)	(0.26)	(0.34)	—	(0.14)
From return of capital	—	—	—	—	(0.55)	(0.54)
Total distributions to shareholders*	(0.15)	(0.28)	(0.26)	(0.34)	(0.55)	(0.68)
Net asset value, end of period	$5.53	$4.86	$4.24	$4.13	$2.56	$6.12
Total investment return†,3	17.30%	21.84%	8.78%	77.63%	(51.47)%	(7.70)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$564,952	$514,072	$520,902	$717,079	$505,389	$1,469,712
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense[4]	2.00%	2.09%	2.68%	(0.42)%	2.51%	1.22%
Before expense reimbursement/waivers and current tax expense[4]	1.24%	1.29%	1.24%	1.25%	1.25%	1.22%
Expense reimbursement/waivers[4]	(0.03)%	(0.08)%	(0.03)%	(0.04)%	(0.04)%	(0.01)%
Net of expense reimbursement/waivers and before current tax expense[4]	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers and current tax expense[4]	0.37%	1.01%	0.55%	0.52%	0.13%	(0.37)%
Expense reimbursement/waivers[4]	0.03%	0.08%	0.03%	0.04%	0.04%	0.01%
Net of expense reimbursement/waivers and before current tax expense[4]	0.40%	1.09%	0.58%	0.56%	0.17%	(0.36)%
Net income (loss) before current tax expense[4]	0.40%	1.09%	0.58%	0.56%	0.17%	(0.36)%
Portfolio turnover rate[3]	30%	47%	61%	48%	80%	57%

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

*  Distributions for annual periods determined in accordance with federal income tax regulations.

1  Per share amounts presented are based on average shares outstanding throughout the period indicated.

2  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

3  Not annualized for periods less than one year.

4  Annualized for periods less than one year.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited)

March 31, 2024

1.  Organization

Brookfield Investment Funds (the "Trust") was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of six separate investment series as of March 31, 2024. Center Coast Brookfield Midstream Focus Fund (the "Fund''), a series of the Trust, is a non-diversified open-end management investment company.

The Fund currently has three classes of shares: Class A, Class C and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A Shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). On April 6, 2021, shareholders in the Legacy Class I Shares redeemed all shares. Following the close of business on April 30, 2021, the Fund's Class Y Shares (the "Legacy Class Y Shares") were renamed "Class I Shares" (the "Class I Shares"). The Fund's new Class I Shares adopted the Legacy Class Y Share's performance and accounting history.

On March 30, 2023, the Board of Trustees of each of Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) and the Fund approved the proposed reorganization (the "Reorganization") of CEN into Class I of the Fund. At the Special Meeting held on August 16, 2023, the shareholders of CEN approved the Reorganization. As a result of the Reorganization, common shareholders of CEN received the number of the Fund shares corresponding to his or her proportionate interest in the common shares of CEN less the costs of the Reorganization, as of the close of trading of the New York Stock Exchange on October 6, 2023. Details of the Reorganization are further described in Note 8—Fund Reorganization.

Brookfield Public Securities Group LLC (the "Adviser"), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

The Fund's primary investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurance can be given that the Fund's investment objective will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

Valuation of Investments: The Board has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

2024 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2024

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2024

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of March 31, 2024:

	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$572,899,981	$—	$—	$572,899,981
Common Stocks	428,476,080	—	—	428,476,080
Money Market Fund	1,449,885	—	—	1,449,885
Total Investments	$1,002,825,946	$—	$—	$1,002,825,946

For further information regarding security characteristics, see the Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. A distribution received from the Fund's investments in master limited partnerships ("MLP") generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the "Code"), the partnership interests or "units" of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund's taxable income (and earnings and profits), but those deductions may be recaptured in the Fund's taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund's shareholders may be taxable.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

2024 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2024

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to more than one Fund in the Trust and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for class-specific expenses.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Fund is included within "Transfer agent fees" in the Statement of Operations.

Distributions to Shareholders: The Fund's dividend distribution policy is intended to provide consistent monthly distributions to its shareholders. The monthly distribution payments will be fixed each quarter to maintain a stable distribution rate for such quarter, after which the distribution rate will be adjusted on a quarterly basis at a rate that is approximately equal to the distribution rate the Fund receives from the MLPs and other securities in which it invests, including income, if any, without offset for the expenses of the Fund. The amount of the Fund's distributions is based on, among other considerations, cash and stock distributions the Fund actually receives from portfolio investments, including return of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings. The Fund's distributions also give consideration to the estimated future cash flows of investments held by the Fund. The Fund is not required to make such distributions and, consequently, the Fund could decide, at its discretion, not to make such distributions or not to make distributions in the amount described above because of market or other conditions affecting or relevant to the Fund.

Distributions, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary or qualified income) or return of capital. This estimate is based on the Fund's operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund's investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. For the six months ended March 31, 2024, the Fund estimates that its distributions will be largely characterized as qualified dividend income. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February 2025.

The portion of the Fund's distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund's Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund's investment strategy, which may result in recognizing gains on its holdings. Because of these factors, the portion of the Fund's distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These differences between book-basis and tax-basis are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

New Accounting Pronouncements:

In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Fund's financial statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2024

In October 2022, the Securities and Exchange Commission (the "SEC") adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740) Improvements to Income Tax Disclosures. ASU 2023-09 requires disclosure of disaggregated income taxes paid in both U.S. and foreign jurisdictions, prescribes standard categories for the components of the effective tax rate reconciliation and modifies other income tax-related disclosures. ASU 2023-09 is effective for the fiscal year ending December 31, 2025. Early adoption is permitted and the amendments in this update should be applied on a prospective basis, though retrospective adoption is permitted. The Fund is currently evaluating the impact of this guidance on its financial statements.

3.  Federal Income Tax Information

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it is taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. The Fund's net deferred tax asset balance continues to be completely offset by a full valuation allowance. The Fund is currently using an estimated tax rate of 1.08% for state and local tax.

The Fund's income tax provision consists of the following for the six months ended March 31, 2024:

Current tax expense:
Federal	$3,354,006
State	172,324
Total current tax expense	$3,526,330
Deferred tax expense (benefit):
Federal	$33,853,729
State	1,966,617
Change in valuation allowance	(29,541,544)
Total deferred tax expense*	$6,278,802
Total estimated provisions for income taxes	$9,805,132

*  This amount is included within the Net change in unrealized appreciation (depreciation) on Deferred income taxes on the Statement of Operations.

Total income tax expense (benefit) for the Fund differs from the amount computed by applying the federal statutory income tax rate of 21% net investment income (loss) and realized and unrealized gain (loss) on investments for the six months ended March 31, 2024, as follows:

Amount
Application of statutory income tax rate	$33,592,375
State income taxes net of federal benefit	1,725,927
Effect of permanent & temporary differences	(181,322)
Change in estimated ordinary income recapture	6,278,802
Change in valuation allowance	(29,541,544)
Return to provision	(2,069,106)
Total estimated provisions for income taxes	$9,805,132

2024 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2024

The Fund is structured and taxed as a C Corporation, which requires estimation of taxable income and payment of any estimated taxes to the IRS. Estimates are made with the best information available, and are subject to change. The Fund's current income tax expense consists of ordinary income, taxed at the Fund's effective tax rate, which is primarily derived from depreciation recapture from its MLP investments. The Fund's taxable ordinary income for the six months ended March 31, 2024, was in excess of all previous and current net operating losses, resulting in the current period tax expense of $3,526,330. The Fund is subject to limitations related to Federal tax rules for capital loss carryforwards, that do not allow the Fund to offset ordinary taxable income with capital loss carryforwards.

For the six months ended March 31, 2024, the Fund's effective tax rate and the combined federal and state statutory tax rate was 22.08%.

The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.

Components of the Fund's deferred tax assets and liabilities as of March 31, 2024 are as follows:

Amount
Deferred tax assets:
Net operating loss carryforward (tax basis)	$—
Capital loss carryforward (tax basis)	109,647,504
Valuation allowance	(41,329,452)
Total deferred tax assets	68,318,052
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(68,318,052)
Ordinary income recapture	(34,342,077)
Total deferred tax liabilities	(102,660,129)
Total net deferred tax liability	$(34,342,077)

To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund's assessment, it has determined that in the future it is more likely than not that the Fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets. As of March 31, 2024, the Fund has determined that a valuation allowance of $41,329,452 was required as reflected in the table above.

In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund's MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2024

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset (liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.

From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset.

Modifications of the Fund's estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund's NAV, which could be material. Such changes could have a material impact on the Fund's NAV and results of operations with respect to the Fund's shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established. Additionally, on a daily basis the Fund's NAV will include a deferred tax liability (which reduces the Fund's NAV) or asset (which increases the Fund's NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund's deferred tax liability or asset is based on estimates that could vary dramatically from the Fund's actual tax liability/benefit and, therefore, could have a material impact on the Fund's NAV. Changes to the Fund's portfolio may cause the Fund to dispose of its interests in MLPs, and as a result the Fund may experience recapture of past depreciation deductions and incur associated ordinary income. This income recapture may be in excess of the Fund's operating losses, creating potential current income tax due for the Fund, even if disposals are made at a loss. Significant changes to the portfolio related to shareholder redemptions or changes in investment strategy have the potential to have a material effect on the amount of depreciation recapture incurred, and may result in material changes to the Fund's expected income tax liability.

The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations. As of March 31, 2024, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

As of March 31, 2024, the Fund did not have any net operating loss carryforwards for federal income tax purposes.

As of March 31, 2024, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date:	Amount
9/30/2024	$197,718,189
9/30/2025	541,588,925
Total	$739,307,114

As of March 31, 2024, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$549,255,243	$460,145,957	$(6,575,254)	$453,570,703

2024 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2024

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income (loss) from MLP K-1s, which is treated as an increase (decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.

4.  Investment Advisory Agreement and Related Party Transactions

The Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund's average daily net assets.

Pursuant to an operating expense limitation agreement (the "Expense Limitation Agreement"), the Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund's business) at no more than 1.46% for Class A Shares, 2.21% for Class C Shares and 1.21% for Class I Shares. The Expense Limitation Agreement will continue until at least January 28, 2025 and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or amended to increase the expense cap as of January 28th of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreement, any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to the Adviser and remain in compliance with the annual expense cap in effect at the time the waivers and/or reimbursements occurred.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $1,114,848 of which $34,959, $261,886, $668,489 and $149,514 will expire during the fiscal years ending September 30, 2024, September 30, 2025, September 30, 2026 and September 30, 2027, respectively.

The Fund has entered into an administration agreement ("Administration Agreement") with the Adviser and a sub-administration agreement with both the Adviser and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Sub-Administrator"). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. The Adviser does not receive any compensation for its administration services pursuant to the Administration Agreement and the Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.

5.  Purchases and Sales of Investments

For the six months ended March 31, 2024, purchases and sales of investments, excluding short-term securities and U.S. Government securities, were $275,138,834 and $403,662,544, respectively.

The investments received by the Fund from the Reorganization were excluded from the portfolio turnover rate calculation.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2024

6.  Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers three classes of shares of beneficial interest — "Class A" Shares, "Class C" Shares and "Class I" Shares.

The shares of each series or class participate equally in the earnings, distributions and assets of the particular series or class.

	2024[1]		2023[2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	3,136,000	$14,938,136	6,221,499	$27,587,641
Reinvestment of distributions	1,732,942	8,256,344	3,511,586	15,480,225
Redemptions	(5,659,857)	(27,030,156)	(10,145,776)	(44,988,065)
Net Decrease	(790,915)	$(3,835,676)	(412,691)	$(1,920,199)
	2024[1]		2023[2]
Class C	Shares	Amount	Shares	Amount
Subscriptions	844,432	$3,347,142	1,413,005	$5,243,242
Reinvestment of distributions	957,984	3,741,527	2,280,559	8,379,011
Redemptions	(5,191,193)	(20,355,224)	(11,102,780)	(41,032,034)
Net Decrease	(3,388,777)	$(13,266,555)	(7,409,216)	$(27,409,781)
Class I (Note 1)	Shares	Amount	Shares	Amount
Shares issued in the Reorganization (Note 8)	21,620,783	$102,926,486	—	$—
Subscriptions	4,103,915	20,676,547	9,032,446	42,023,074
Reinvestment of distributions	3,088,748	15,466,672	6,492,932	29,971,153
Redemptions	(32,446,978)	(161,523,035)	(32,530,070)	(150,277,620)
Net Decrease	(3,633,532)	$(22,453,330)	(17,004,692)	$(78,283,393)

1 For the Six Months Ended March 31, 2024.

2 For the Fiscal Year Ended September 30, 2023.

7.  Credit Facility

U.S. Bank, N.A. (the "Bank") has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of March 31, 2024 for the Trust is $100,000,000. The Trust pays interest in the amount of the U.S Prime Rate less 0.25% on the amount outstanding. Advances under the credit facility are collateralized by a first-priority lien against the Fund's assets. Advances will be made at the sole discretion of the Bank and would be for a maximum of forty-five days. During the six months ended March 31, 2024, the Fund utilized the credit facility for 34 days and had an outstanding average daily loan balance of $853,559. The maximum amount outstanding during the six months was $4,174,000 and the interest expense amounted to $6,651. For the six months ended March 31, 2024, the average interest rate on the outstanding principal amount for the Fund was 8.25%. At March 31, 2024, the Fund did not have an amount outstanding on the credit facility.

8.  Fund Reorganization

The Reorganization as described in "Note 1—Organization" was structured to qualify as tax-free merger under the Internal Revenue Code for federal income tax purposes, and CEN's shareholders recognized no gain or loss for

2024 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2024

federal income tax purposes as a result. For financial reporting purposes, assets received and shares issued by the Fund were recorded at market value; however, the cost basis of the investments received from CEN was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Investments

The cost, fair value and net unrealized appreciation of the investments of CEN as of the date of the Reorganization, was as follows:

Cost of investments	$52,827,764
Market Value of investments	81,989,916
Net unrealized appreciation of investments	$29,162,152

Share Transactions

The shares outstanding, net assets and NAV per share outstanding immediately before and after the Reorganization was as follows:

CEN—Prior to Reorganization
Shares outstanding	4,930,180
Net Assets	$102,926,486
NAV per share	$20.8768
Center Coast Brookfield Midstream Focus Fund Class I—Prior to Reorganization
Shares outstanding	105,847,381
Net Assets	$503,890,112
NAV per share	$4.7605
Center Coast Brookfield Midstream Focus Fund Class I—Post Reorganization
Shares outstanding(1)	127,468,164
Net Assets(1)	$606,816,598
NAV per share	$4.7605

(1) The total number of shares issued in the Reorganization was 21,620,783. Fractional Fund shares were not issued in the Reorganization.

Pro Forma Results of Operations

Assuming the acquisition of CEN had been completed on October 1, 2023, the combined Fund's pro forma results in the Statement of Operations during the six months ended March 31, 2024 would be as follows:

Center Coast Brookfield Midstream Focus Fund—Pro Forma Results from Operations
Net investment loss	$(6,123,128)
Net realized gain	55,760,710
Net change in unrealized appreciation	130,504,639
Change in net assets resulting from operations	$180,142,221

Because the combined Funds have been managed as a single integrated Fund since the Reorganization was completed, it is not practicable to separate the amounts of income and expenses of CEN that have been included in the Statement of Operations for the Fund since the Reorganization was consummated.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2024

Cost and Expenses

The Fund and CEN assumed expenses incurred in connection with the Reorganization on a pro rata basis, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and the registration statement on Form N-1A, the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization. The Fund's expenses were allocated to their respective expense types on the Statement of Operations.

9.  Indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

10.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

On April 23, 2024 and May 23, 2024, the Fund paid a distribution in the amount of $0.0298 per common share.

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that other than the items listed herein, there are no additional events that require recognition or disclosure in the financial statements.

2024 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

Brookfield Public Securities Group LLC

CORPORATE INFORMATION

Investment Adviser

Brookfield Public Securities Group LLC

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281-1023

www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: info@brookfieldoaktree.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-244-4859

Fund Accounting Agent & Sub-Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Trustees of the Fund

Edward A. Kuczmarski	Chair of Board of Trustees
William H. Wright II	Chair of Audit Committee
Heather S. Goldman	Chair of Nominating and Compensation Committee
Stuart A. McFarland	Trustee
Betty A. Whelchel	Trustee
Brian F. Hurley	Trustee (Interested)

Officers of the Fund

Brian F. Hurley	President
Casey P. Tushaus	Treasurer
Craig A. Ruckman	Secretary
Adam R. Sachs	Chief Compliance Officer
Mohamed S. Rasul	Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

brookfieldoaktree.com
info@brookfieldoaktree.com
855-777-8001

Brookfield

©2024 Brookfield Corporation

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brookfield Investment Funds

By (Signature and Title)*	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date	June 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date	June 5, 2024

By (Signature and Title)	/s/ Casey P. Tushaus
Casey P. Tushaus, Treasurer/Principal Financial Officer

Date	June 5, 2024

* Print the name and title of each signing officer under his or her signature.